UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule14a-12
U.S. Physical Therapy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EXPLANATORY NOTE

On August 15, 2017, U.S. Physical Therapy, Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2017 Annual Meeting of Stockholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2017 Annual Meeting of Stockholders to be held on October 3, 2017 (the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal 4 that is soliciting a non-binding, advisory vote from Company stockholders on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”). This Proposal 4 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects this error. Other than the addition of this Proposal 4 to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds the Proposal 4, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

PROXY STATEMENT SUPPLEMENT
2017 ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, October 3, 2017

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of U.S. Physical Therapy, Inc. (the “Company”, “we”, or “our”), dated August 15, 2017 (the “Proxy Statement”) for the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to, (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the frequency with which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”) and (ii) update the Notice of the Annual Meeting to add the new Proposal 4 (the “Amended Notice”). This Supplement, along with the accompanying Amended Notice, contains additional information about the Annual Meeting, including any adjournments or postponements thereof. The Annual Meeting is being held at our principal executive offices located at 1300 West Sam Houston Parkway South, Suite 300, Houston, TX 77042, on Tuesday, October 3, 2017 at 9:00 a.m. local time.

This Supplement relates to the new Proposal 4 to be considered by stockholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which is included in this mailings, if you requested a hard copy. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. On or about August 22, 2017, we will send our Annual Report for the year ended December 31, 2016, the Proxy Statement, this Supplement, the Amended Notice of Annual Meeting attached hereto as Appendix A and the enclosed new proxy card to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 3, 2017.

We have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Notice of 2017 Annual Meeting of Stockholders, Proxy Supplement, proxy card and Annual Report for the year ended December 31, 2016, and by notifying you of the availability of our proxy materials on the Internet. The Notice of 2017 Annual Meeting of Stockholders, this Proxy Statement, Proxy Supplement, proxy card and Annual Report for the year ended December 31, 2016 are available at http://www.cstproxy.com/usph/2017. The materials on the website are searchable, readable and printable and the website does not have “cookies” or other tracking devices which identify visitors. To obtain directions to attend the Annual Meeting and vote in person, please contact Richard Binstein, our Secretary, at 800-530-6285 or via email at investorrelations@usph.com.

Additionally, you can find a copy of these materials on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov and our corporate website www.usph.com.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this Supplement relates to Proposal 4 that will be presented to stockholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on August 15, 2017, and which was previously made available to you or included in this mailing to you, if hard copy.

Effect of Abstentions and Broker Non-Votes.

Shares of common stock present at the Annual Meeting but that abstain from voting on Proposal 4 are not treated as votes cast. Therefore, such abstention will have no effect on the outcome of the vote on Proposal 4. These abstentions, however, are counted towards establishing a quorum for the Annual Meeting. Broker non-votes (shares held by brokers, banks and other intermediaries that do not have discretionary authority to vote on any of the proposals on a matter and have not received voting instructions from their customers) will have no effect on the outcome of the vote, although they are counted towards establishing a quorum for the Annual Meeting. If you are a beneficial holder of our common stock and do not provide specific voting instructions to your broker, bank or other intermediary, the organization that holds your shares will not be authorized to vote on Proposal 4 or the other proposals, except for Proposal 3- the ratification of Grant Thornton LLP as our independent auditor. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Revocation of Proxies/Voting of Shares

Your vote and proxy are being solicited by our Board of Directors (“Board of Directors” or “Board”) for use at the Annual Meeting. This Proxy Supplement, the Proxy Statement and the enclosed proxy card are being mailed on behalf of our Board of Directors on or about August 22, 2017 to all of our stockholders of record as of the close of business on the record date, Friday, August 11, 2017 (the “Record Date”).

Your presence at the Annual Meeting will not automatically revoke your proxy. You may, however, revoke your proxy at any time prior to its exercise by delivering to us another proxy bearing a later date, by attending the Annual Meeting and voting in person, or by filing a written notice of revocation before the Annual Meeting with Richard Binstein, our Secretary, at our principal executive offices located at 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042. If you receive multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, or are registered in different names. You should vote each of the proxy cards received to ensure that all of your shares are voted.

Properly executed but unmarked proxies will be voted FOR the election of our nine director nominees, FOR the non-binding approval of named executive officer compensation, FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2017 and FOR “One Year” regarding the frequency of stockholder non-binding executive compensation votes. If you “withhold” your vote for any of the director nominees, this will be counted as a vote AGAINST that nominee. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy card will vote your shares as directed by a majority of the Board of Directors.

PROPOSAL 4: NON-BINDING, ADVISORY VOTE REGARDING THE FREQUENCY OF VOTING ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, the Company is providing stockholders with a non-binding, advisory vote on the frequency with which the Company’s stockholders shall have the advisory, non-binding “say-on-pay” vote on compensation paid to our named executive officers provided for in Proposal 2, as set forth in the Proxy Statement.

Our stockholders voted on a similar proposal at our annual meeting of stockholders in 2011, with a majority of the votes cast voting to hold the say-on-pay vote every year. Since 2011, we have held the say-on-pay vote at every annual meeting, including this Annual Meeting.

The Board believes that an annual stockholder vote on the compensation paid to our named executive officers represents a best practice in corporate governance and will provide the Board with current information on stockholder sentiment about our executive compensation program and enable the Board to respond timely, when deemed appropriate, to stockholder concerns about the program.

The Company is presenting this Proposal 4, which gives you as a stockholder the opportunity to inform the Company as to how often you wish us to include a proposal, similar to Proposal 2 above, in our proxy statement. In particular, we are asking whether the advisory vote should occur every year, every two years or every three years. The Company asks that you support a frequency period of every year for future nonbinding, advisory stockholder votes on the compensation paid to our named executive officers. Stockholders are being asked to vote on the following non-binding advisory resolution:

RESOLVED, that the frequency of once every one, two or three years that receives the highest number of votes cast for this non-binding advisory resolution will be considered to be the preferred frequency of the stockholders with which the Company is to hold future non-binding stockholder advisory votes on the compensation paid to our named executive officers set forth in the Company’s proxy statement.

Vote Required

As with your vote on Proposal 2, your vote on this Proposal 4 is an advisory vote, which means that the Company and the Board are not required to take any action based on the outcome of the vote. However, our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote in favor of one frequency over the other options, we will consider our stockholders’ sentiment and the Board will evaluate any appropriate next steps.

Stockholders may vote for 1, 2 or 3 years, or may abstain. If there is no designation on any proxy as to how the shares represented should be voted, the proxy will be voted for a frequency of every year. The advisory vote on frequency will be determined based on the number of years which receives the most votes cast. Shares of common stock that are present at the Annual Meeting but abstain from voting on such proposal are not treated as votes cast and will have no effect on the outcome of the vote on this proposal. Also, broker non-votes will have no effect on the outcome of the vote on this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A RESOLUTION THAT PROVIDES FOR A FREQUENCY OF EVERY YEAR FOR FUTURE NON-BINDING, ADVISORY STOCKHOLDER VOTES ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

Appendix A

Updated Notice of Annual Meeting

U.S. Physical Therapy, Inc.
1300 West Sam Houston Parkway, Suite 300
Houston, TX 77042

UPDATED NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, October 3, 2017

THIS UPDATED NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of U.S. Physical Therapy, Inc. (our “Annual Meeting”) will continue to be held our principal executive offices located at 1300 West Sam Houston Parkway, Suite 300, Houston, TX 77042, on Tuesday, October 3, 2017 at 9:00 a.m. local time and that the following purposes, which now includes a new Proposal 4, as more fully described in the proxy statement (the “Proxy Statement”) and the supplement to the Proxy Statement:

1.	Election of nine directors to serve until the next annual meeting of stockholders.
2.	Advisory vote to approve named executive officer compensation.
3.	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2017.
4.	Non-binding advisory vote regarding the frequency of voting on the compensation paid to the Company’s named executive officers.
5.	Consideration of any other matters that may properly come before the meeting or any adjournments.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NINE NOMINEES FOR DIRECTOR, THE NON-BINDING APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION, THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017 AND FOR “ONE YEAR” REGARDING THE FREQUENCY OF STOCKHOLDER NON-BINDING EXECUTIVE COMPENSATION VOTES.

The Board of Directors has set Friday, August 11, 2017, as the record date for the Annual Meeting of Stockholders to be held on October 3, 2017 (the “Annual Meeting”). Only holders of our common stock of record at the close of business on that date will be entitled to notice of and to attend and vote at the Annual Meeting or any adjournments thereof. A complete list of stockholders will be available for examination at the Annual Meeting and at our offices at 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042, for a period of ten days prior to the Annual Meeting.

You are cordially invited to join us at the Annual Meeting. However, to ensure your representation at the Annual Meeting, we request that you return your signed proxy card at your earliest convenience, whether or not you plan to attend the Annual Meeting. Your proxy card will be returned to you if you are present at the Annual Meeting and request its return.

By Order of the Board of Directors,

Richard Binstein, Secretary

August 17, 2017

Appendix B

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

U.S. PHYSICAL THERAPY, INC.

2017 Annual Meeting of Stockholders

October 3, 2017
9:00 A.M. Central time

This Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

1. Election of Directors

(01) Jerald L. Pullins
(02) Christopher J. Reading
(03) Lawrance W. McAfee
(04) Mark J. Brookner
(05) Harry S. Chapman
(06) Bernard A. Harris
(07) Edward L. Kuntz
(08) Reginald E. Swanson
(09) Clayton K. Trier

FOR all nominees listed (except as marked to the contrary below) ☐

WITHOUT AUTHORITY to vote for all nominees listed ☐

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES (Print Name in Space Provided)

____

____

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. Recommendation, by non-binding vote,of the frequency of non-binding executive compensation votes.	☐	☐	☐	☐

As determined by a majority of our Board of Directors, the proxies are authorized to vote upon other business as may properly come before the meeting or any adjournments.

CONTROL NUMBER

Signature____________________ **Signature**____________________ **Date**________, **2017.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The Proxy Statement and our 2016 Annual Report to Stockholders are available at http://www.cstproxy.com/usph/2017

USPh

U.S. PhYSICAL THERAPY, INC.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY **PROXY**

U.S. PHYSICAL THERAPY, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
October 3, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I, the undersigned stockholder of U.S. Physical Therapy, Inc. (the "Company"), hereby appoint Christopher J. Reading and Lawrance W. McAfee, and each of them, with full power of substitution, as my true and lawful attorneys, agents and proxies to cast all votes with respect to the Company's common stock, which I am entitled to cast at the 2017 Annual Meeting of Stockholders to be held on Tuesday, October 3, 2017, at 9:00 a.m. (CT), at the Company's offices at 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042, and at any adjournments or postponements of such meetings, upon the following matters.

This proxy will be voted as directed by you. **PROPERLY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED, FOR THE NON-BINDING APPROVAL OF EXECUTIVE COMPENSATION, FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017 AND FOR "ONE YEAR" REGARDING THE FREQUENCY OF STOCKHOLDER NON-BINDING EXECUTIVE COMPENSATION VOTES.**

The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and the 2016 Annual Report on Form 10-K, and hereby revokes any proxy or proxies heretofore given with respect to such shares of the Company's common stock. This proxy may be revoked at any time before its exercise.

(continued and to be signed, and dated on reverse side)